                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                              SILGAN HOLDINGS INC.

                                OFFER TO EXCHANGE

                   $200,000,000 AGGREGATE PRINCIPAL AMOUNT OF
           9% SENIOR SUBORDINATED DEBENTURES DUE 2009 WHICH HAVE BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933

                               FOR ALL OUTSTANDING

        $200,000,000 AGGREGATE PRINCIPAL AMOUNT OF 9% SENIOR SUBORDINATED
          DEBENTURES DUE 2009 WHICH HAVE NOT BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER __, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE").

--------------------------------------------------------------------------------


                                   Deliver to:
                    National City Bank, N.A., Exchange Agent

By Registered Mail, Certified Mail,                      By Facsimile:
Overnight Courier or Hand Delivery:                      (216) 222-9326

National City Bank, N.A.                                 Confirm by Telephone:
629 Euclid Avenue, Suite 635                             (216) 222-9352
Cleveland, OH 44114
Attn: Corporate Trust Administration

         Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned acknowledges that the undersigned has received and reviewed the Prospectus dated September __, 2002 (as amended or supplemented from time to time, the "Prospectus") of Silgan Holdings Inc. (the "Issuer") and this Letter of Transmittal (as amended or supplemented from time to time, the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $200,000,000 aggregate principal amount of its newly issued 9% Senior Subordinated Debentures due 2009 (the "New Debentures") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for all outstanding $200,000,000 aggregate principal amount of its 9% Senior Subordinated Debentures due 2009 which have not been registered under the Securities Act (the "Old Debentures"). The terms of the New Debentures are substantially identical to the terms of the Old Debentures except for transfer restrictions and registration rights relating to the Old Debentures. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         This Letter of Transmittal is to be completed by a holder of Old Debentures if (i) certificates for Old Debentures are to be forwarded herewith or (ii) tenders of Old Debentures are to be made by book-entry transfer into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Certificates, or confirmation of a book-entry transfer of such Old Debentures into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a substitute Form W-9, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date.

         Alternatively, tenders by book-entry transfer may also be made in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP") and by delivering an Agent's Message (as defined below) in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a confirmation of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant.

         Holders of Old Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or a confirmation of a book-entry transfer and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 hereto. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Debentures are registered on the books of the Issuer or any other person who has obtained a properly completed assignment from a registered holder. If you are a beneficial owner whose Old Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Debentures, you should contact the Holder promptly and instruct them to tender such Old Debentures on your behalf. If you wish to tender your Old Debentures on your own behalf, you must, prior to completing and executing this Letter of Transmittal and delivering your Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in your name or obtain a properly completed assignment from the Holder. The transfer of registered ownership of Old Debentures may take considerable time. Holders who wish to tender their Old Debentures and are not eligible to tender their Old Debentures via book-entry transfer and an Agent's Message must complete in its entirety and execute and deliver this Letter of Transmittal.

         The undersigned hereby tenders the Old Debentures described in the box entitled "Description of Old Debentures" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the Holder of all the Old Debentures and the undersigned represents that it has received from each beneficial owner of Old Debentures a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.
--------------------------------------------------------------------------------

                        DESCRIPTION OF THE OLD DEBENTURES

--------------------------------------------------------------------------------

NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS      CERTIFICATE            AGGREGATE PRINCIPAL        PRINCIPAL AMOUNT
(PLEASE FILL IN, IF BLANK)                        NUMBER(S)/1/          AMOUNT OF DEBENTURES         OF DEBENTURES
                                                REPRESENTED BY           CERTIFICATE(S)/2/             TENDERED/3/


                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------------------------
                                                 TOTAL

                                                 -------------------------------------------------------------------

/1./ Need not be completed if Old Debentures are being tendered by book-entry
     Holders.

/2./ Unless indicated in the column labeled "Principal Amount of Debentures
     Tendered," any tendering Holder of Old Debentures will be deemed to have tendered the entire principal amount represented by the column labeled "Aggregate Principal Amount of Debentures Represented by Certificate(s)."

/3./ The minimum permitted tender is $1,000 in principal amount of Old
     Debentures. All other tenders must be in integral multiples of $1,000.

If the space provided above is inadequate, list the certificate numbers, the aggregate principal amount of Old Debentures represented by each such certificate and the principal amount of Old Debentures tendered with respect to each such certificate on a separate signed schedule and affix the list to this Letter of Transmittal.

--------------------------------------------------------------------------------
{__} CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

{__} CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:_________________________________________________


Account Number:________________________________________________________________

Transaction Code Number:_______________________________________________________

{__} CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Debentures:______________________________

________________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Window Ticket Number (if available):____________________________________________

Name of Eligible Institution which Guaranteed Delivery:_________________________

________________________________________________________________________________

Account Number (if delivered by book-entry transfer):___________________________


{__}CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

     SPECIAL ISSUANCE INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
      (See Instructions 5 and 6)                    (See Instructions 5 and 6)

To be completed ONLY (i) if certificates for  To be completed ONLY if
Old Debentures not tendered, or New           certificates for Old Debentures
Debentures issued in exchange for Old         not tendered, or New Debentures
Debentures accepted for exchange, are to be   issued in exchange for Old
issued in the name of someone other than the  Debentures accepted for exchange,
undersigned, or (ii) if Old Debentures        are to be sent to someone other
tendered by book-entry transfer which are not than the undersigned, or to the exchanged are to be returned by credit to an undersigned at an address other
account maintained at DTC.                    than that shown above.


Issue certificate(s) to:                      Mail to:


Name:______________________________________   Name:_____________________________
            (Please Print)                            (Please Print)




Address:___________________________________   Address:__________________________

___________________________________________   __________________________________

___________________________________________   __________________________________
          (Include Zip Code)                         (Include Zip Code)


___________________________________________   __________________________________
     (Tax Identification or Social              (Tax Identification or Social
            Security No.)                               Security No.)



Credit Old Debentures not exchanged and delivered by book-entry transfer to the DTC account set forth below:


______________________________________
DTC Account Number

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Debentures indicated above. Subject to and effective upon the acceptance for exchange of this principal amount of Old Debentures tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Debentures tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Debentures with full power of substitution to (i) deliver certificates for such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present certificates for such Old Debentures for transfer or evidence of book-entry transfer of such Old Debentures and to transfer the Old Debentures on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Debentures tendered hereby and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned hereby further represents that (i) any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Debentures, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Debentures and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, or a broker-dealer who receives such New Debentures directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "SEC") contained in letters issued to third parties including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 123, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Debentures issued in exchange for the Old Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, or a broker-dealer who receives such New Debentures directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the New Debentures and have no arrangement or understanding with any person to participate in a distribution of such New Debentures. If a holder of Original Debentures is engaged in or intends to engage in a distribution of the Exchange Debentures or has any arrangement or understanding with respect to the distribution of the Exchange Debentures to be acquired pursuant to the Exchange Offer, such holder
(1) may not rely on the applicable interpretations of the staff of the SEC, (2) will not be entitled to tender its Original Debentures in the Exchange Offer and
(3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and exchange of the Old Debentures tendered hereby.

         For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Debentures when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

         If any tendered Old Debentures are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Debentures will be returned (or, in the case of Old Debentures tendered by book-entry transfer, such Old Debentures will be credited to an account maintained at DTC), without expense to the tendering Holder as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Debentures pursuant to any of the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Debentures" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and return any Old Debentures not tendered or not exchanged in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Debentures, please credit such New Debentures and any Old Debentures not tendered or exchanged to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and any certificates for Old Debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange in the name(s) of, and return any Old Debentures not tendered or not exchanged and send said certificates to, the person(s) so indicated or, in the case of a book-entry transfer of Old Debentures, please credit such New Debentures and any Old Debentures not tendered or not exchanged to the account indicated above maintained at DTC. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Debentures from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Debentures so tendered.

         Holders of Old Debentures who wish to tender their Old Debentures and
(i) whose Old Debentures are not immediately available, or (ii) who cannot deliver their Old Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Old Debentures according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                         PLEASE SIGN HERE WHETHER OR NOT
               OLD DEBENTURES ARE BEING PHYSICALLY TENDERED HEREBY


________________________________________________    ____________________________
                                                               (Date)

________________________________________________    ____________________________
      Signature(s) of Registered Holder(s)                     (Date)
           or Authorized Signatory

         The above lines must be signed by the registered holder(s) of Old Debentures as their name(s) appear(s) on the certificate for the Old Debentures or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Debentures to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s):  ______________________________________________________________________
________________________________________________________________________________
                                 (Please Print)

Capacity: ______________________________________________________________________
Address:  ______________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:  _______________________________

Tax Identification or Social Security Number(s):  ______________________________

Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined): (If required by Instruction 4)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                 (Name)                                   (Title)

________________________________________________________________________________
                                 (Name of Firm)

Address:  ______________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:  ______________________________________

Dated _______________, 2002

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES.

         This Letter of Transmittal is to be completed if (i) certificates for Old Debentures are to be forwarded herewith or (ii) tenders of Old Debentures are to be made by book-entry transfer into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Certificates, or confirmation of a book-entry transfer of such Old Debentures into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Debentures may be effected in accordance with the procedures mandated by DTC's ATOP. If delivery of Old Debentures is effected through ATOP, an Agent's Message in lieu of this Letter of Transmittal, and any other required documents, must in any case be delivered to and received by the Exchange Agent at its address set forth above on or prior to the Expiration Date.

         The method of delivery of the tendered Old Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Debentures should be sent to the Issuer.

         Holders whose Old Debentures are not immediately available or who cannot deliver their Old Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Debentures according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through a commercial bank or trust company located or having an office or correspondent in the United States, or by a member form of a national securities exchange or of the National Association of Securities Dealers, Inc. or a participant in a recognized signature guarantee medallion program (such as a participant in the Securities Transfer Association Medallion Program (STAMP) or the Stock Exchange Medallion Program (SEMP)) (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by this Letter of Transmittal (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Debentures, the certificate number or numbers of such Old Debentures (unless such Old Debentures are to be tendered via a confirmation of book-entry transfer) and the principal amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, (A) either (1) this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Debentures or (2) a confirmation of book-entry transfer, and (B) any other required documents will be deposited by the Eligible Institution with the Exchange Agent or otherwise received by the Exchange Agent; and (iii) either
(A) such properly completed and executed Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing all tendered Old Debentures, or (B) a confirmation of book-entry transfer, and all other documents required by this Letter of Transmittal, all in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Debentures who wishes to tender his Old Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Debentures according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Debentures and withdrawal of tendered Old Debentures will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Debentures and as to any ineligibility of any Holder who seeks to tender Old Debentures in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other Holders. Any such waiver shall not constitute a general waiver of the conditions of the Exchange Offer by the Issuer. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. TENDER BY HOLDER. Only a Holder of Old Debentures may tender such Old Debentures in the Exchange Offer. Any beneficial holder of Old Debentures who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such holder's name or obtain a properly completed assignment from the registered holder.

         3. PARTIAL TENDERS. Tenders of Old Debentures will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Old Debenture certificate is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of the Old Debentures" above. The entire principal amount of Old Debentures set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Debentures is not tendered, then an Old Debenture certificate for the principal amount of Old Debentures not tendered and a certificate or certificates representing New Debentures issued in exchange for any Old Debentures accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, or, in the case of a book-entry transfer, such Old Debentures certificate and the certificate or certificates representing New Debentures will be credited to an account maintained as DTC, promptly after the Old Debenture is accepted for exchange.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Debenture without alteration, enlargement or any change whatsoever.

         If any tendered Old Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which tendered Old Debentures are registered.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Debentures tendered and the certificate or certificates for New Debentures issued in exchange therefor are to be issued (or any untendered principal amount of Old Debentures are to be reissued) to the registered holder, then the registered holder need not and should not endorse any tendered Old Debentures. In any other case, such holder must either properly endorse the Old Debentures tendered or transmit a properly completed assignment with this Letter of Transmittal, with the signatures on the endorsement or assignment guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Old Debentures or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this Letter of Transmittal evidence satisfactory to the Issuer of their authority to so act.

         5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address on account at DTC to which New Debentures or substitute Old Debentures for any principal amount of Old Debentures not tendered or not accepted for exchange are to be issued, sent or deposited, if different from the name and address on account at DTC of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Debentures will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Old Debentures not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

         6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Debentures pursuant to the Exchange Offer. If, however, certificates representing New Debentures or Old Debentures not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures listed in this Letter of Transmittal.

         7. FORM W-9. Any Holder who tenders his Old Debentures is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 30 percent federal income tax withholding on any payment made to holders of the New Debentures during 2002 (29% after December 31, 2003) and a $50 penalty imposed by the Internal Revenue Service. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit the appropriate Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. The appropriate Form W-8 can be obtained from the Exchange Agent.

         8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Debenture tendered.

         9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders of Old Debentures or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Old Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

         Nether the Issuer, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         10. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Old Debentures being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD CERTIFICATES. Any tendering Holder whose certificate(s) representing Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of

Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         13. ACCEPTANCE OF TENDERED OLD DEBENTURES AND ISSUANCE OF NEW DEBENTURES; RETURN OF OLD DEBENTURES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Old Debentures as soon as practicable after the Expiration Date and will issue New Debentures therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Old Debentures when, as and if the Issuer has given written and oral notice thereof to the Exchange Agent. If any tendered Old Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Debentures will be returned, without expense, to the name and address shown above or, if Old Debentures have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under "Special Delivery Instructions".

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Issuer, the currently applicable backup withholding statutory percentage of all payments made to me on account of the New Debentures shall be retained until I provide a Taxpayer Identification Number to the Issuer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and the currently applicable backup withholding statutory percentage of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

________________________________________________________________________________
                (Signature)                             (Date)

         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE CURRENTLY APPLICABLE BACKUP WITHHOLDING STATUTORY PERCENTAGE OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW DEBENTURES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

                          (DO NOT WRITE IN SPACE BELOW)
================================================================================
       CERTIFICATE               OLD DEBENTURES                OLD DEBENTURES
       SURRENDERED                  TENDERED                      ACCEPTED

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Delivery Prepared by:______________________

Checked by: _______________________________

Date:______________________________________

                          NOTICE OF GUARANTEED DELIVERY

                                 WITH RESPECT TO

                   9% SENIOR SUBORDINATED DEBENTURES DUE 2009

                                       OF

                              SILGAN HOLDINGS INC.


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Silgan Holdings Inc. (the "Issuer") made pursuant to the Prospectus, dated September __, 2002 (the "Prospectus"), and the Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Debentures of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to National City Bank, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the Exchange Offer, either (i) a completed, signed and dated Letter of Transmittal (or facsimile thereof) together with the certificates representing all tendered Old Debentures, or (ii) confirmation of a book-entry transfer, and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                   Deliver to:
                    National City Bank, N.A., Exchange Agent

        By Registered Mail, Certified Mail,                By Facsimile:
        Overnight Courier or Hand Delivery:                (216) 222-9326
        National City Bank, N.A.                           Confirm by Telephone:
        628 Euclid Avenue, Suite 635                       (216) 222-9352
        Cleveland, OH 44114
        Attn: Corporate Trust Administration

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Debentures set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Debentures set forth in the Letter of Transmittal.

Principal Amount of Old Debentures        If Old Debentures will be delivered by
Tendered:                                 book-entry transfer to Depository
                                          Trust Company, provide account number:

__________________________________        Account Number _______________________

Certificate Nos. (if available):

__________________________________


Total Principal Amount Represented
by Old Debenture Certificate(s):

__________________________________

--------------------------------------------------------------------------------

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH, INCAPACITY OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------


                                PLEASE SIGN HERE

____________________________________________________  __________________________
                                                                (Date)

____________________________________________________  __________________________
       Signature(s) of Registered Holder(s)                     (Date)
             or Authorized Signatory

Area Code and Telephone Number:  _____________________________

         Must be signed by the holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old Debentures or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      Please print name(s) and address(es)

Name(s):  ______________________________________________________________________
________________________________________________________________________________
                                 (Please Print)

Capacity:  _____________________________________________________________________

Address:   _____________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

*  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                    GUARANTEE

                    (Not to be used for signature guarantee)

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the aggregate principal amount of Old Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) (except with respect to a Holder who tenders via ATOP and an Agent's Message) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

________________________________________ _______________________________________
              Name of Firm                         Authorized Signature
________________________________________ _______________________________________
                Address                                         Title
________________________________________ Name:__________________________________
               (Zip Code)                            (Please Type or Print)

Area Code and Telephone No._________________          Dated:____________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD DEBENTURES WITH THIS FORM. CERTIFICATES FOR OLD DEBENTURES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.